MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
                      Merrill Lynch Retirement Series Trust
                        Supplement Dated October 2, 1998
                      To Prospectus Dated February 27, 1998


Purchase of Shares

         The "Purchase of Shares" section (the "Section") is amended to reflect that all outstanding shares of the Money Market Fund have been redesignated as Class I shares and that the offering of Class II shares commenced on October 2, 1998. In connection with the offering, the Section is also amended to delete in its entirety the description of Class I and Class II offerees and to substitute the following:

Effective October 2, 1998, Class I shares will be offered to:

- Any Self-Directed Plan with an active retirement custody account as of September 30, 1998

- Any Self-Directed Plan purchasing shares in the Fund through Merrill Lynch fee-based programs

- Any pension, profit-sharing, annuity or qualified plan other than a Self-Directed Plan

Class II shares will be offered to any Self-Directed Plan which did not have an active retirement custody account as of September 30, 1998 and does not otherwise qualify as an offeree of Class I shares as described above.

Investment Restrictions

         As described in the Prospectus in "Investment Objectives and Policies-Investment Restrictions," the Board of Trustees approved certain changes to the Money Market Fund's fundamental investment restrictions. The changes require the approval of the holders of a majority of the outstanding voting securities of the Money Market Fund. The required vote was not obtained with respect to the approval of the changes. Accordingly, the current investment restrictions as described in the Prospectus and Statement of Additional Information will continue as the investment restrictions applicable to the Money Market Fund.

Code # 10093-0298ALL